SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): June 29, 2004

                              BANCAFFILIATED, INC.
                             ---------------------
               (Exact Name of Registrant as Specified in Charter)

     Maryland                       001-16433               75-2926393
  --------------------------     ---------------------      --------------
(State or Other Jurisdiction)    (Commission File No.)    (I.R.S. Employer
      of Incorporation)                                   Identification No.)


500 Harwood Road, Bedford, Texas                              76021
-----------------------------------                           -----
(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code:  (817) 285-6195
                                                     --------------



                                 Not Applicable
         (Former name or former address, if changed since last report)




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Items 5.          Other Events

         BancAffiliated, Inc. filed a Form 15 with the Securities and Exchange Commission on June 29, 2004. The Form 15 was filed with the SEC in order to terminate the company's common stock registration under the Securities and Exchange Act of 1934.



Item 7.           Financial Statements and Exhibits

(c) Exhibits.

                  Exhibit No.               Description

                      99                    Press release dated June 29, 2004




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      BANCAFFILIATED, INC.



DATE:  June 30, 2004                  By:/s/ Garry J. Graham
                                         ----------------------------------
                                         Garry J. Graham
                                         President and Chief Executive Officer

                                 EXHIBIT INDEX

The following exhibit is filed as part of this report:

                  Exhibit No.               Description

                      99                    Press release dated June 29, 2004

PRESS RELEASE

FOR IMMEDIATE RELEASE:

Date:  June 29, 2004
Contact:      Garry J. Graham
              President and Chief Executive Officer
              (817) 285-6195


                              BancAffiliated, Inc.
                         Announces Deregistration with
                       Securities and Exchange Commission

         Bedford, Texas, June 29, 2004 - - BancAffiliated, Inc. (OTCBB:BAFI) announced today that it filed a Form 15 with the Securities and Exchange Commission (the "SEC") on, June 29, 2004. The Form 15 was filed with the SEC in order to terminate the company's common stock registration under the Securities and Exchange Act of 1934.

         The obligations of BancAffiliated, Inc. to file periodic reports with the SEC, including reports on Forms 10-KSB, 10-QSB and 8-K, ceased upon filing of the Form 15. Once the Form 15 is effective, which is expected to be within 90 days of filing, the obligations of BancAffiliated to file proxy statements with the SEC will also cease.

         According to Garry J. Graham, President and Chief Executive Officer of the company, "BancAffiliated is taking this action in order to reduce operating expenses. We believe that the continuing increased costs and administrative burdens of public company status, including our reporting obligations with the SEC, outweighs the benefits of public reporting." Mr. Graham emphasized, "This action will in no way change the way BancAffiliated conducts its business, and BancAffiliated will continue to provide certain information to stockholders on a periodic basis."

         BancAffiliated has two full-service offices located in Bedford, Texas and Arlington, Texas primarily serving Tarrant County. At March 31, 2004, BancAffiliated had $98 million in assets, $52 million in deposits and $6 million in stockholder's equity.